UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 22, 2021

DEXCOM, INC.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51222	33-0857544
(Commission File Number)	(IRS Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 200-0200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DXCM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	OTHER EVENTS.

On November 22, 2021, DexCom, Inc. (“DexCom”) filed an automatic shelf Registration Statement on Form S-3 (File No. 333-261265) with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), which automatically became effective upon filing (the “Registration Statement”), a prospectus dated November 22, 2021 included therein (the “Base Prospectus”) and a final prospectus supplement, filed with the Commission pursuant to Rule 424(b) under the Securities Act (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) to register 2,025,036 shares of DexCom’s common stock, par value $0.001 per share (the “Shares”), to be issued pursuant to that certain Amended and Restated Collaboration and License Agreement, dated as of November 20, 2018, by and among DexCom, Verily Life Sciences LLC (an Alphabet Company) and Verily Ireland Limited (the “Collaboration and License Agreement”) and that certain Common Stock Purchase Agreement, dated as of November 20, 2018, by and among DexCom, Verily Life Sciences LLC and Onduo, LLC, a joint venture partially owned by Verily (the “Purchase Agreement” and together with the Collaboration and License Agreement, the “Agreements”). The Shares were previously registered pursuant to an automatic shelf Registration Statement on Form S-3 (File No. 333-228495) filed by DexCom with the Commission on November 20, 2018 under the Securities Act, which automatically became effective upon filing (the “Prior Registration Statement”), a prospectus dated November 20, 2018 included therein (the “Prior Base Prospectus”) and a final prospectus supplement dated November 20, 2018, filed with the Commission pursuant to Rule 424(b) under the Securities Act (the “Prior Prospectus Supplement” and together with the Prior Base Prospectus, the “Prior Prospectus”). The Prior Registration Statement expired on or about November 20, 2021.

A copy of the Purchase Agreement was previously filed by DexCom on a Current Report on Form 8-K filed with the Commission on November 20, 2018 and a copy of the Collaboration and License Agreement was filed by DexCom on its annual report on Form 10-K for the year ending December 31, 2018 filed with the Commission on February 21, 2019. A copy of the opinion of Fenwick & West LLP, relating to the validity of the Shares to be issued pursuant to the Agreements and Prospectus, is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Fenwick & West LLP

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEXCOM, INC.

By:	/s/ Patrick M. Murphy
Patrick M. Murphy
Executive Vice President and Chief Legal Officer

Date: November 22, 2021